UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 19, 2019

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 7.01. Regulation FD Disclosure

On December 19, 2019, United States Steel Corporation (the "Corporation") issued a press release titled “United States Steel Corporation Provides Fourth Quarter and Full Year 2019 Guidance.”  A copy of that press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events

On December 19, 2019, the Corporation issued a press release titled “United States Steel Corporation Makes Significant Operational Adjustments to Advance ‘Best Of Both’ Strategy.”  A copy of that press release is attached hereto as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 and Item 8.01 and the press releases attached herewith are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press releases referenced in Item 7.01 and Item 8.01 are furnished with this current report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively.

(d) Exhibits

99.1	Press Release, dated December 19, 2019, titled "United States Steel Corporation Provides Fourth Quarter and Full Year 2019 Guidance."

99.2	Press Release, dated December 19, 2019 titled "United States Steel Corporation Makes Significant Operational Adjustments to Advance 'Best of Both' Strategy."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Kimberly D. Fast
Kimberly D. Fast
Acting Controller

Dated: December 19, 2019